SECURITIES AND EXCHANGE COMMISSION
    WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

MAY 20, 2011
----------------------
(Date of Report)

ALANCO TECHNOLOGIES, INC.
 -----------------------------------------------
(Exact name of Registrant as specified in its charter)

0-9437
 ---------
(Commission File No.)

     ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
(State or other jurisdiction)    (IRS Employer Identification No.)

15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
 --------------------------------------------------------------------------------------
        (Address of Principal Executive Office)                       (Zip Code)

(480) 607-1010
----------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Alanco Appeal of Failure to Satisfy a Continued Listing Rule or Standard

On May 17, 2011, the Company received a NASDAQ Staff Determination letter indicating that the Company is no longer eligible for continued listing on The NASDAQ Stock Market pursuant to the discretionary authority afforded to NASDAQ under Listing Rule 5101.

Pursuant to the procedures set forth in the NASDAQ Listing Rule 5800 Series, the Company has elected to appeal the NASDAQ Staff’s determination to the NASDAQ Hearings Panel (the “Panel”).  Although there can be no assurance that the Panel will grant the Company’s request for continued listing, the Company’s common stock will remain listed on NASDAQ pending the issuance of a decision by the Panel following the hearing.

A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1       Press Release dated May 20, 2011 titled “Alanco Receives NASDAQ Listing Notification And Initiates Formal Appeal Process.”

                                                                                 ALANCO TECHNOLOGIES, INC.
Date: May 20, 2011                                                 By: /s/John A Carlson
                                                                                 ---------------------------
                                                                                 Chief Financial Officer